Strategic Realty Trust is a non-traded real estate investment trust, focused on building a portfolio of high quality urban and street retail properties in major west coast markets Shareholder Newsletter April 2021 SRTREIT.COM Strategic Realty Trust is a non-traded real estate investment trust, focused on building a portfolio of high quality urban and str et retail properties in major west coast markets 2020 In Review Coming into 2020 the Company was making progress and had some important recent accomplishments, positive activity, and momentum. The Company:  Completed an $18,000,000 financing to pay down the Company’s bank line of credit that was due in February 2020.  Sold its interest in the SGO Joint Ventures to add $4,200,000 of cash liquidity.  Was under contract to sell its last remaining legacy (original) properties, Topaz Marketplace in Hesperia, CA and The Shops at Turkey Creek in Knoxville, TN.  Core San Francisco and Los Angeles urban portfolio was 93% leased and occupied.  Joint Venture property at 3032 Wilshire in Santa Monica, CA was nearing construction completion and the project was 60% preleased with negotiations underway for another 16%. In March 2020 the COVID-19 pandemic and the resulting government mitigation actions dramatically affected the US economy and the retail property sector in which we operate. We saw historical decreases in GDP and retail sales. The economic devastation led to unemployment reaching levels not seen since the Great Depression. Government mandated closures and operating restrictions were put in place hampering retail tenants’ ability to stay open, retain and pay employees and rent. This led to unprecedented numbers of store closures both temporary and permanent. At the same time the financial markets fell and lending for commercial real estate came under pressure. Fortunately, the Company closed the sale of Topaz Marketplace in February of 2020 just before the pandemic took hold. The Shops at Turkey Creek were under contract for sale in March, but the buyer cancelled the contract due to the uncertainty of the COVID-19 situation and the real estate lending and financial markets. The affects on our tenants were no different than tenants across the country. Some were relativity unaffected by the pandemic, while others were significantly harmed. We worked closely with many of our tenants to temporarily restructure their leases to try and keep them from closing permanently. 1 Our Strategy The Company’s strategy is to build a portfolio of high quality urban and street retail properties in desirable walkable urban locations with 24-hour mixed use environments, high population density and above average household income. Our submarkets are in supply constrained markets where it is hard to build; low supply can lead to higher occupancies and solid rent growth. Our current markets are Los Angeles and San Francisco. With the increase of e-commerce retail and online sales, we look for multi-channel retailers or internet resistant retailers including necessity-based retailers, restaurants, services, and luxury goods. We believe locations with these characteristics and consumer demographics will, over time, remain in demand from retailers who want to locate in these desirable urban neighborhoods

2020 In Review Our California focused portfolio saw among the most restrictive government mitigation actions and closures in the country. Restaurants, salons, gyms, theaters all have spent much of the past year closed or operating with outdoor only occupancy, severely limiting their ability to pay rent. Government programs such as PPP loans helped but were not enough to make up the shortfalls. We, like many other landlords, were restricted from evicting tenants for nonpayment of rent and we still are until sometime later this year. In most cases it makes sense to provide the tenant with some form of rent deferral or forgiveness in order to see them through to the other side of the pandemic. While there is demand for the space, the best tenant for us, in terms of cost and income, is generally our current tenant. Looking back to the beginning of the COVID-19 pandemic, tenants representing 94% of our leased square footage in our wholly owned properties requested some form of rent relief.  Of the total leased square footage, 47% of the leases were either (i) not modified and the tenants were able to continue to make their payments or (ii) the leases were modified to provide for a short-term temporary rent deferral or abatement. The rent deferrals generally were one to two months and were to be repaid within 12 months. Any rent abatement was typically one to two months and in many cases also involved an extension of the tenant's lease.  Another 28% of the leases in our wholly-owned properties were modified to provide ongoing rent relief to the tenant. These leases generally were with restaurants and salons that faced significant operating restrictions limiting their ability to be open, open indoors, or open with anything but a limited capacity. These lease modifications involved some combination of lease extensions, application of security deposits, temporary rent deferrals, partial rent forgiveness or abatement, and new percentage rent clauses to protect the landlord in the event sales returned to prior levels during the period of the lease modifications. These concessions lasted and will last in many cases through the first and second quarters of 2021 to allow these businesses to commit to new operating strategies and costs for a pandemic environment.  The tenants making up the remaining 25% of our leased square footage requested lease concessions; however, we could not agree with these tenants on lease changes acceptable to both parties. On December 31, 2020, these tenants were in default under their leases; however, we are temporarily unable to evict them under state and local statutes and moratoria. We are working with these tenants to find replacement tenants and terminate their leases. We are in active lease negotiation for 100% of this space.  At the 3032 Wilshire joint venture property, which recently completed a major renovation, two tenants have delayed moving in and are attempting to cancel their leases. The Company believes both leases to be valid, but to be prudent we are looking for replacement tenants. We have replacement tenants at the letters of intent stage for both spaces at this time. Shareholder Newsletter April 2021 SRTREIT.COM 2

Shareholder Newsletter April 2021 SRTREIT.COM The retail business in 2020 was a mix of COVID-19 winners and losers. Winners included some online retailers, grocery stores, home improvement stores, some drive thru restaurants and sporting goods, while the losers include most restaurants, bars, coffee shops, nail and hair salons, gyms, dry cleaners, and day care centers. All retail property sectors suffered as a result including malls, grocery anchored centers and urban retail. While grocery anchored shopping centers saw strong sales from their grocer, many of the other retailers in the centers faltered since most centers also have restaurants, cleaners, salons, gyms, and the like. Ecommerce saw a huge increase in sales in 2020. The winners were those who already had a strong online presence (including multi-channel retailers) and those who adapted quickly when the pandemic took hold. Much of the increase in online sales was buy online and pick up curbside or in the store. Many of our tenants that fared better than others in the last year saw the need to create a digital front door for their business and expanded their online presence. 3 Our Outlook With the roll out of the vaccines, some roll back of the government operating restrictions and more government stimulus and relief, there is some optimism and the general belief that the industry will start to return to normal later this year. Demand for space from new tenants for our properties has picked up markedly in the past few months. We believe this increased tenant demand has been aided by the strength of our locations and retailers’ desire for the demographics that our locations offer. While we are generally optimistic about the progress made in terms of the COVID-19 pandemic, our markets are only beginning to reopen. Government mandated restrictions remain in place on our tenants, including stores and salons with reduced occupancy limits and restaurants with limits on indoor dining. For example, beginning March 14, 2021, restaurants in Los Angeles County opened their dining rooms (at 25% partial capacity) after being barred from serving indoors for most of the past 12 months. The reopening came one day shy of the anniversary date — March 15, 2020 — when Los Angeles ordered restaurants to discontinue dine-in service to help slow the spread of the novel coronavirus. In San Francisco we are concerned about an exodus from certain parts of San Francisco caused by many office using companies moving to longer term work from home models. Net exits from San Francisco in the last nine months of 2020 increased nearly 650% compared with the same period in 2019 — from 5,200 net exits to 38,800, according to California Policy Lab at UC Berkeley. Part of this flight from San Francisco may be the result of large tech companies shifting their offices to remote work for the foreseeable future. That kind of freedom may have led employees to move to more affordable counties.

Shareholder Newsletter April 2020 SRTREIT.COM 4 Most who left San Francisco stayed in the Bay Area economic region, according to the study, and some 80% remained in the state. This reduction of the office work force has an effect on the retail industry, most prominently in and around the Central Business District where these office buildings are located, but the overall reduction in population in certain parts of the city can affect even the Company’s retail properties. Retail vacancy in San Francisco is expected to climb 5.9% in 2021, a 100-basis point increase, while rents are projected to decline 2.4% to $36.96 per square foot, according to a recent market report from Marcus & Millichap Given these factors including continued government restrictions, we may need to complete another round of lease modifications and concessions for some of our affected tenants. The modifications that we did in some circumstances were due to end in March and April of 2021, and while we do see increased demand from new tenants, it is generally in our financial interest to retain the existing tenants, when possible. In the situations where we cannot work with the existing tenant or they are uncooperative, we remain unable to evict them at the current time due to government restrictions on landlords. We are working with replacement tenants for a few of our spaces in Los Angeles, Santa Monica, and San Francisco and we are encouraged by the tenant interest and demand, but tenants are requesting some type of short term COVID-19 related concessions on new leases. This positive tenant demand, even in these uncertain times, demonstrates the soundness of our strategy and quality of our locations. Given the uncertainly of the present environment, the Board of Directors has, similar to many other public companies, voted to suspend distributions. Future distributions will be reviewed each quarter and will depend on how fast the economy regains momentum and how well the Company’s tenants perform. The Company has also suspended the Death and Disability Program to further conserve cash. As the situation changes, the Board of Directors will continue to review and may reopen the program when warranted. We are hopeful to have better news as the year progresses and the country and world began to reopen fully from the COVID-19 pandemic and the economy for retailers and retail property owners returns to a more normal operating environment. The foregoing includes forward-looking statements within the meaning of the Federal Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include statements regarding the intent, belief or current expectations of the Company and members of its management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “hope”, “hopeful”, “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” “should” or similar expressions. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unless required by law. Such statements are subject to known and unknown risks and uncertainties which could cause actual results to differ materially from those contemplated by such forward-looking statements. The Company makes no representation or warranty (express or implied) about the accuracy of any such forward-looking statements. These statements are based on a number of assumptions involving the judgment of management. The Company can provide no assurances as to its ability to acquire properties that are consistent with its strategic plan, sell properties in its current portfolio, enter into new leases or modify existing leases, successfully manage the existing properties in its portfolio, successfully develop its redevelopment projects and execute potential strategic alternatives. These statements also depend on factors such as future economic, competitive and market conditions and other risks identified in Part I, Item IA of the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 and subsequent periodic reports, as filed with the SEC. Actual events may differ materially from the anticipated events discussed above